                                                                      PROSPECTUS

                                                               November 27, 1998


DOMINI INSTITUTIONAL SOCIAL EQUITY FUND


     The investment objective of the Domini Institutional Social Equity Fund (the "Fund") is to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini 400 Social Index-SM- (the "Domini Social Index"), an index comprised of stocks selected according to social criteria. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio invests in the common stocks included in the Domini Social Index. There can, of course, be no assurance that the Fund will achieve its investment objective.


TABLE OF CONTENTS                                                    PAGE
-----------------                                                    ----
Investment in the Fund.............................................   3
The Fund...........................................................   3
Expense Summary....................................................   4
Financial Highlights...............................................   6
Performance Information............................................   7
Investment Objective and Policies..................................   8
Management.........................................................  15
Purchases and Redemptions of Shares................................  17
Tax Matters........................................................  20
Other Information Concerning Shares of the Fund....................  21

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
              SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
             ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                           CONTRARY IS A CRIMINAL OFFENSE.


     The manager of the Portfolio is Domini Social Investments LLC. The investment submanager of the Portfolio is Mellon Equity Associates. The sponsor of the Fund is Domini Social Investments LLC and the distributor of the Fund is Signature Broker-Dealer Services, Inc. (the "Distributor"). INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK,AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

"Domini" and "Domini 400 Social Index" are service marks of Kinder, Lydenberg, Domini & Co., Inc.

     This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission("SEC") a Statement of Additional Information("SAI"), dated November 27, 1998 as amended from time to time, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the distributor (see back cover for address and phone number).


     THE SEC MAINTAINS A WEB SITE (HTTP.//WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE FUND AND THE PORTFOLIO.

     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE FUND INVESTS IN THE PORTFOLIO THROUGH A MASTER-FEEDER INVESTMENT FUND STRUCTURE. SEE "SPECIAL INFORMATION CONCERNING THE MASTER-FEEDER INVESTMENT FUND STRUCTURE" HEREIN.


      INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                               INVESTMENT IN THE FUND

     The Fund seeks to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini Social Index, an index comprised of stocks selected according to social criteria. The Fund may be appropriate, therefore, for investors who are willing to ride out stock market fluctuations in pursuit of long-term returns. Because the Fund seeks to track, rather than exceed, the performance of a particular index, the Fund is not managed in the same way as other mutual funds. In particular, the manager generally does not judge the merits of any particular stock as an investment. Therefore, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

     The value of an investment in the Fund varies from day to day, generally reflecting changes in the financial condition of the companies in which the Portfolio invests, general market conditions and political and economic factors. Stock prices can fluctuate dramatically in response to these and other factors or speculation about these factors. Over the long term, stocks have generally shown greater growth potential than other types of securities. However, when you sell your Fund shares, they may be worth more or less than what you paid for them. Like any mutual fund, you may lose money if you invest in the Fund.

     Potential investors should note that because the Portfolio seeks to be fully invested in the stocks comprising the Domini Social Index, the Fund is not a balanced investment plan. You should carefully consider your investment objectives and risk tolerance before making a decision to invest in the Fund.

                                       THE FUND

     The Domini Institutional Social Equity Fund is a no-load, diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Institutional Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts (commonly known as a "Massachusetts business trust") on April 1, 1996.

     Shares of the Fund are sold continuously by  the Fund's  Distributor.
The minimum initial investment is $2,000,000. See "Purchases and Redemptions of Shares" herein.

     Proceeds from the sale of shares of the Fund are invested in the Portfolio which then purchases securities in accordance with its investment objective and policies. Domini Social Investments LLC ("DSIL" or the "Manager") is the Portfolio's manager and provides investment supervisory and administration services to the Portfolio. Mellon Equity Associates ("Mellon Equity" or the "Submanager") is the Portfolio's investment submanager DSIL is also the sponsor ("Sponsor") of the Fund and provides administrative services to the Fund. The Boards of Trustees of the Fund and of the Portfolio provide broad supervision over the affairs of the Fund and of the Portfolio, respectively. The Trustees who are not "interested persons" of the

Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), are the same as the Independent Trustees of the Portfolio. A majority of the Fund's Trustees are not affiliated with the Manager or the Submanager. For further information about the Trustees of the Fund and the Portfolio, see "Management of the Fund and the Portfolio" in the Statement of Additional Information.

     Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the former investment adviser of the Portfolio and an affiliate of DSIL, determines the composition of the Domini Social Index (which determines the composition of the Portfolio's securities). The following persons are primarily responsible for the development and maintenance of the Domini Social Index: Amy L. Domini, Founder of KLD, since 1988; Steven D. Lydenberg, Director of Research, KLD, since 1990; and Peter D. Kinder, President, KLD, since 1988. The Submanager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. See "Management" herein for more detailed information on the management of the Fund and the Portfolio.

                                   EXPENSE SUMMARY

     The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the estimated aggregate annual operating expenses for the Fund (including the Fund's share of Portfolio expenses), as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.

     The purpose of the expense table is to help investors understand the various costs and expenses that a shareholder will bear directly or indirectly. See "Management" and "Other Information Concerning Shares of the Fund--Expenses" for more information with respect to the expenses of the Fund and the Portfolio.


SHAREHOLDER TRANSACTION EXPENSES. . . . . . . . . . . . . .  None
ANNUAL OPERATING EXPENSES:
     Advisory and Management Fees . . . . . . . . . . . .    0.19%(1)
     12b-1 Fees . . . . . . . . . . . . . . . . . . . . . .  0.0%
     Other Expenses after Expense Reimbursements
     --Administrative Services and Sponsorship
          Fees. . . . . . . . . . . . . . . . . . . . . . .  0.0%(2)
     --Other Expenses . . . . . . . . . . . . . . . . . . .  0.11%(3)
                                                            ------
     Total Operating Expenses . . . . . . . . . . . . . . .  0.30%(3)(4)
                                                             ------
                                                             ------

(1) Under the Management Agreement between the Portfolio and DSIL, DSIL's fee for advisory and administrative services to the Portfolio is 0.20% of the average daily net assets of the Portfolio. Currently, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio. This fee waiver is voluntary and may be reduced or terminated at any time.
(2) Under the Sponsorship Agreement between DSIL and the Fund, DSIL's fee for administrative and sponsorship services is 0.25% of the average daily net assets of the Fund. Currently, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund. This expense waiver is voluntary and may be reduced or terminated at any time.
(3) DSIL has made a voluntary undertaking to reimburse the Fund for ordinary operating expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) to the extent such ordinary expenses exceed 0.30% of the average daily net assets of the Fund. Without this voluntary undertaking, it is estimated that "Other Expenses" of the Fund would be 0.17% of the average daily net assets of the Fund and "Total Operating Expenses" of the Fund would be 0.36% of the average daily net assets of the Fund, assuming the same level of assets and expenses of the Fund as existed during the fiscal year ended July 31, 1998. This reimbursement undertaking may be reduced or terminated at any time.
(4) Without the fee waivers and reimbursement undertaking described in footnotes (1), (2) and (3) above, it is estimated that the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses) would be 0.61% of the average daily net assets of the Fund assuming the same level of assets and expenses of the Fund as existed during the fiscal year ended July 31, 1998.


EXAMPLE:
A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:

          1 year. . . . . . . . . . . . . . . . . .$3
          3 years . . . .  . . . . . . . . . . . . $10
          5 years . . . .  . . . . . . . . . . . . $17
          10 years. . . . .. . . . . . . . . . . . $38

     THE "EXAMPLE" SET FORTH ABOVE IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.

     The Trust's Trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Portfolio.

                                 FINANCIAL HIGHLIGHTS

     The following selected data for a share outstanding for the indicated periods has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included in the Fund's annual report which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.


     The Fund's Annual Report includes a discussion of those factors, strategies and techniques that materially affected the Fund's performance during the fiscal year ended July 31, 1998, as well as certain related information. A copy of the Annual Report will be made available without charge upon request.

                                                     For the             For the       For the period
                                                    Year ended          year ended   May 30, 1996(1) to
                                                  July 31, 1998       July 31, 1997    July 31, 1996
                                                  -------------       -------------    -------------
For a share outstanding for the Period:
Net asset value, beginning of period. . . . . . .    $14.71                $9.60          $10.00
                                                     ------                ------         -------
Income (loss) from investment operations:
    Net investment income. . . . . . . . . . . . .     0.15                 0.13            0.02
    Net realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . .           3.17                 5.11           (0.41)
                                                     ------               ------         -------
    Total income (loss) from investment
    operations . . . . . . . . . . . . . . . . . .     3.32                 5.24           (0.39)
                                                     ------               ------         -------

Less distributions and dividends:
    Dividends to shareholders from net
     investment income . . . . . . . . . . . . . .    (0.13)               (0.13)          (0.01)
    Distributions to shareholders from net
     realized gains. . . . . . . . . . . . . . . .    (0.03)               (0.00)(2)          --
                                                     ------               ------         -------
Total distributions and dividends. . . . . . . . .    (0.16)               (0.13)          (0.01)
                                                     ------               ------         -------

Net asset value, end of period . . . . . . . . . .   $17.87               $14.71           $9.60
                                                     ------               ------         -------
                                                     ------               ------         -------
Total return . . . . . . . . . . . . . . . . . . .    22.74%                54.9%           (3.9%)

Ratios/Supplemental data:
    Net assets, end of period (000's omitted). . . $116,321              $71,267         $17,972
    Ratio of net investment income to
    average net assets . . . . . . . . . . . . . .     0.96%(3)             1.25%(4)        1.42%(4)(5)

    Ratio of expenses to average net assets. . . .     0.30%(3)             0.33%(4)        0.52%(4)(5)


-------------------------------------

(1) Commencement of operations
(2) Distribution was less than $0.005.
(3) Reflects a waiver of fees and expenses paid by the Sponsor due to limitations set forth in the Sponsorship Agreement. Had the Sponsor not waived their fees and reimbursed expenses, the ratios of expenses and net investment income to average daily net assets for the year ended July 31 1998 would have been 0.61% and 0.65% respectively.
(4) Total expenses include expenses paid by the former administrator or sponsor in excess of expense payment and sponsor fees. Had these expenses not been paid by Signature or KLD, the ratios of expenses and net investment income to average daily net assets for the periods ended July 31, 1997 and 1996 would have been 0.65 and 0.93% , and 0.97% and 1.15%, respectively.
(5) Annualized.

                               PERFORMANCE INFORMATION

     Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide period and average annualized "total rates of return" with respect to the Fund. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding.

     Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods. The table that follows sets forth average annual total return information for the periods indicated:


                                                      7/31/98          9/30/98
                                                      -------          -------
     1 Year: . . . . . . . . . . .                     22.74%           12.10%
     5 Years:. . . . . . . . . . .                     23.07%           19.98%
     Commencement of Investment. .
        in the Portfolio* to date:                     19.03%           17.01%

*Domini Social Index Portfolio commenced operations on June 3, 1991.


     The Fund may provide "yield" quotations with respect to the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

     From time to time the Fund may also quote fund rankings from various sources, such as Lipper Analytical Services, Inc.and Morningstar, Inc., and may compare the Fund's performance to that of the Domini Social Index and various other unmanaged securities indices, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and the Dow Jones Industrial Average. "Standard & Poor", "S&P" and "Standard & Poor's 500" are trademarks of McGraw Hill Companies.

     See the Statement of Additional Information for further information concerning the calculation of yield and any total rate of return quotations. SINCE THE FUND'S YIELD AND TOTAL RATE OF RETURN QUOTATIONS ARE BASED ON HISTORICAL EARNINGS AND SINCE SUCH YIELD AND RATES OF RETURN FLUCTUATE OVER TIME, SUCH QUOTATIONS SHOULD NOT BE CONSIDERED AS AN INDICATION OR REPRESENTATION OF THE FUTURE PERFORMANCE OF THE FUND.

                          INVESTMENT OBJECTIVE AND POLICIES

     INVESTMENT OBJECTIVE - The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the total return performance of the Domini Social Index (sometimes referred to herein as the "Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

     INVESTMENT POLICIES - The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the common stocks comprising the Domini Social Index. The Portfolio will approximate the weightings of securities held by the Portfolio to the weightings of the stocks in the Domini Social Index, except as described below, and will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Domini Social Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. As of September 30, 1998, the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Domini Social Index was 0.99. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Domini Social Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the Portfolio's expenses. Adjustments in the securities holdings of the Portfolio to accommodate cash flows will track the Domini Social Index to the extent practicable, but this will result in brokerage expenses.

     SOCIAL CRITERIA - The Domini Social Index was developed and is currently maintained by KLD. The Domini Social Index is a common stock index comprised of the stocks of approximately 400 companies which meet certain social criteria. The weightings of the stocks comprising the Domini Social Index are based upon market capitalization. The criteria, and application thereof, used in developing and maintaining the Domini Social Index involve the subjective judgment of KLD. KLD, based on available data, seeks to exclude the following types of companies: firms that derive more than 2% of their gross revenues from the sale of military weapons; firms that derive any revenue from the manufacture of tobacco products or alcoholic beverages; firms that derive any revenue from gambling enterprises; and firms that have an ownership share in, or operate, nuclear power plants. KLD also considers criteria such as corporate citizenship, employee relations, environmental performance, and product-related issues when evaluating stocks for inclusion in the Domini Social Index. The corporate citizenship criteria include a company's record with regard to its philanthropic activities and its community relations in general. The employee relations criteria include a company's record with regard to labor matters, workplace safety, equal employment opportunity, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans. The environmental performance criteria include a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services. The product-related criteria include a company's record with regard to product safety, marketing practices and commitment to quality.

     The Manager intends to vote proxies of companies included in the Portfolio consistent with the social criteria used in developing and maintaining the Domini Social 400 Index.

     INDEX MANAGEMENT - The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Domini Social 400 Index. Moreover, inclusion of a stock in the Domini 400 Social Index does not imply an opinion by KLD or the Manager as to the merits of that specific stock as an investment. However, KLD and the Manager believe that enterprises which exhibit a social awareness, based on the criteria described above, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

     In selecting stocks for inclusion in the Domini Social 400 Index:

     1. KLD evaluated, in accordance with the social criteria described above, each of the companies the stocks of which comprise the S&P 500. If a company whose stock was included in the S&P 500 met KLD's social criteria and met KLD's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Domini 400 Social Index. As of July 31, 1998, of the 500 companies whose stocks comprised the S&P 500, approximately 48% were included in the Domini Social Index.

     2. The remaining stocks comprising the Domini Social Index (i.e., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described above, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini

Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.

     The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of July 31, 1998 represented approximately 83% of the aggregate market value of common stocks traded on the New York Stock Exchange.

     Inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

     Some of the stocks included in the Domini Social Index may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (i.e., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

     The weightings of stocks in the Domini Social Index are based on each stock's relative total market capitalization, (i.e., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 1998 approximately 45% of the Domini Social Index was comprised of the 20 largest companies in that Index.

     KLD may exclude from the Domini Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent. KLD may also remove from the Domini Social Index stocks issued by companies which no longer meet their investment criteria.

     The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Domini Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Domini 400 Social Index, will reflect the Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Domini Social Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of Fund shares. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio to the weightings of the securities in the Domini Social Index and will seek to match, before expenses, a correlation between the performance of the Fund and the performance of the Domini Social Index of 0.95 or better. The Board of Trustees of the Portfolio will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Fund and the Portfolio with that of the Domini Social Index, and comparing the composition and weighting of the Portfolio's holdings with those of the Domini Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Fund or the Portfolio, as the case may be, and that of the Domini Social Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Domini Social Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Domini Social Index or the correlation between the performance of the Fund, before expenses, and the performance of the Domini Social Index falls below 0.95, the Board of Trustees will review with the Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.

     The Portfolio may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies certain social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States Government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Domini Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.

     The annual portfolio turnover rates of the Portfolio for the fiscal years ended July 31, 1997 and July 31, 1998 were 1% and 5%, respectively. The Portfolio's average brokerage commission rates paid per share for the fiscal years ended July 31, 1997 and July 31, 1998 were $0.05 and $0.04, respectively.

     The Portfolio's primary consideration in placing securities transactions
with broker-dealers is to seek the best price and execution   The Portfolio
may pay higher commission rates than the lowest available when the Manager or Submanager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Neither the Portfolio nor the Fund will engage in brokerage transactions with the Manager, the Submanager or the Sponsor or any of their respective affiliates or any affiliate of the Fund or the Portfolio. For further discussion regarding securities trading by the Portfolio, see the Statement of Additional Information.

     Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. Such loans would be required to be secured continuously by collateral consisting of securities, cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, the Portfolio would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Portfolio may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     Although it has no current intention to do so, the Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.

SPECIAL INFORMATION CONCERNING THE MASTER-FEEDER INVESTMENT FUND STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve the investment objective of the Fund by investing all of the Fund's investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Manager at (212) 352-9200.

     The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental policies of the Fund and of the Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, respectively. Except as stated otherwise, all investment guidelines, policies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

     The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Trust and other entities investing in the Portfolio (i.e., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Trust incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility exists as well for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     The Trust may withdraw the Fund's investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees will seek to determine the best course of action.

     For more information about the Portfolio's policies, management and expenses see "Investment Objective and Policies", "Management", and "Other Information Concerning Shares of the Fund - Expenses". For information about the Portfolio's investment restrictions see the Statement of Additional Information.

                                    -------------


     As a matter of fundamental policy, the Trust will invest all of the investable assets of the Fund (either directly or through the Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini Social Index, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. This fundamental policy cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Prospectus, means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy). Except for this fundamental policy, investor approval is not required to change the Fund's or the Portfolio's investment objective or any of the investment policies described above.

     The Statement of Additional Information filed with the Securities and Exchange Commission includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Portfolio's and the Fund's investment policies. Certain of the investment restrictions listed in the Statement of Additional Information may not be changed by the Portfolio without the approval of the shareholders of the Fund and the other investors in the Portfolio or by the Trust without the approval of the shareholders of the Fund. If a percentage or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the Portfolio's total assets or the value of the Portfolio's securities or a later change in the rating of a security held by the Portfolio will not be considered a violation of policy.

     Expenses of the Portfolio with respect to investment management and administrative services, investment submanagement services and sponsorship services and administration services are described herein under "Management - Manager, - Submanager and - Sponsor", respectively.

                                   MANAGEMENT

     The Boards of Trustees of the Fund and the Portfolio provide broad supervision over the affairs of the Fund and the Portfolio, respectively. The Fund has retained the services of DSIL as Sponsor, but has not retained the services of an investment manager or investment submanager since the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of DSIL as investment manager and Mellon Equity as investment submanager.

                                       MANAGER

     DSIL, a Massachusetts limited liability company, provides investment management and administrative services to the Portfolio pursuant to a Management Agreement. DSIL has been registered as an investment adviser under the Investment Advisers Act of 1940 since 1997. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year. Currently, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio. This expense waiver is voluntary and may be reduced or terminated at any time.

     Prior to October 22, 1997, KLD, as the Portfolio's former investment adviser, received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year. Additionally, prior to October 22, 1997, KLD received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Portfolio for its then current fiscal year for administrative services.

     "Domini-SM-" and "Domini Social Index-SM-" are service marks of KLD which are licensed to DSIL with the consent of Amy L. Domini. Pursuant to agreements among DSIL, Amy L. Domini, and each of the Fund and the Portfolio, the Portfolio may be required to discontinue use of these service marks if DSIL ceases to be the Manager of the Portfolio or Ms. Domini withdraws her consent, and the Fund may be required to discontinue the use of these service marks if either DSIL ceases to be the Sponsor of the Fund or Ms. Domini withdraws her consent or if either DSIL ceases to be the Manager of the Portfolio or the Fund ceases to invest all of its assets in the Portfolio.

                                 SUBMANAGER

     Mellon Equity provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index.

     Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. Prior to October 22, 1997, the Portfolio paid Mellon Equity an investment management fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio.

     Mellon Equity is a Pennsylvania business trust founded in 1987 whose beneficial owners are Mellon Bank N.A. and MMIP, Inc. (a wholly owned subsidiary of Mellon Bank Corporation ("Mellon Bank"))and with its principal offices at 500 Grant Street, Pittsburgh, PA 1528-0001. Mellon Equity has been registered as an investment adviser under the Investment Advisers Act of 1940 since 1986. Prior to 1987, the Submanager was part of the Equity Management Group of Mellon Bank's Trust and Investment Department, which managed domestic equity, tax-exempt and institutional pension assets since 1947. As of September 30, 1998, the Submanager had approximately $21.8 billion in assets under management.

     The Portfolio is team managed and John R. O'Toole (a senior vice president of Mellon Equity, and CFA), is the team leader. He has been actively involved in the portfolio management of the Portfolio since November 1994. He has been employed by Mellon Equity and/or Mellon Bank as a portfolio manager for over five years. Ms. Jocelin Reed (a vice president of Mellon Equity, and CFA) has been responsible for the day to day portfolio management of the Portfolio since November 1996.

                                       SPONSOR

     Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Portfolio under the Management Agreement, DSIL answers questions from the general public, the media and investors in the Fund regarding the composition of the Domini Social Index and the securities holdings of the Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund for the Fund's then-current fiscal year. Currently, DSIL is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund. For the fiscal year ended July 31, 1998, DSIL waived all its fee in the amount of $185,056. DSIL has also voluntarily agreed to reimburse expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund. For the fiscal year ended July 31, 1998, DSIL reimbursed expenses on behalf of the Fund in the amount of $94,624.

                                     DISTRIBUTOR

     Signature Broker-Dealer Services, Inc is the principal distributor for
the shares of the Fund for which services it receives no fee.   However, the
Fund's Board has approved the appointment of DSIL Investment Services LLC, a wholly owned subsidiary of DSIL, as the Fund's distributor effective upon completion of certain regulatory requirements anticipated to occur in the first quarter of 1999.

                             TRANSFER AGENT AND CUSTODIAN

     The Fund has entered into a Transfer Agency Agreement with FSSI, 11 West 25th Street, 7th Floor, New York, NY 10010, pursuant to which FSSI acts as Transfer Agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to Custodian Agreements, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, acts as the custodian of the Fund's assets (i.e.., cash and the Fund's interest in the Portfolio) and as the custodian of the Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of the Fund. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. IBT also serves as transfer agent for the Portfolio. For their services, FSSI and IBT will receive such compensation as may from time to time be agreed upon by each of them and the Fund or the Portfolio.

                      PURCHASES AND REDEMPTIONS OF SHARES

                                  PURCHASES

     Shares of the Fund may be purchased directly from the Distributor without a sales load at the net asset value next determined after an order for shares is received in good order by the Transfer Agent provided such order is received prior to the close of regular trading (normally 4:00 p.m. Eastern Time) on any day the New York Stock Exchange is open for trading (a "Fund Business Day"). The minimum initial investment in the Fund is $2,000,000. The Fund in its sole discretion may permit purchases for lesser amounts. The Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of its shares. The Fund expects to reject any order that is not an exempt transaction under the relevant state securities laws.

     For each shareholder of record, the Fund establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Other Information Concerning Shares of the Fund - Dividends and Capital Gains Distributions". No share certificates will be issued.

     Purchases By Mail. Investors desiring to purchase shares of the Fund by mail should complete an Account Application and mail the Application and a check (in U.S. dollars), payable to "Domini Institutional Social Equity Fund," to the Fund at the following address:

          Domini Institutional Social Equity Fund
          P.O. Box 959
          New York, New York 10159-0959

     For overnight deliveries, please use the following address:

          Domini Institutional Social Equity Fund
          11 West 25th Street, 7th Floor
          New York, NY 10010-2001
          (212) 352-9200

     Purchases by Bank Wire. An investor desiring to purchase shares by a wire transfer of funds should request its bank to transmit immediately available funds. The information transmitted with the funds must include the investor's name and address and a statement indicating whether a new account is being established by such wire transfer or whether such wire transfer is being made by a shareholder with an account with the Fund. If the initial purchase by an investor is by a wire transfer of funds, an account number will be assigned to such investor and an Account Application must subsequently be completed and mailed to the Fund. For purchases by wire transfer, please call FSSI, the Fund's transfer agent (the "Transfer Agent"), at 1-800-582-6757 to obtain wire transfer instructions.

     Purchases by Exchange of Securities. At the discretion of the Manager, and upon pre-approval, shares of the Fund may be purchased by exchanging securities acceptable to the Trust for shares of the Fund. The Trust will not accept a security in exchange for Fund shares unless (a) the security is consistent with the investment objective and polices of the Fund and the Portfolio, and (b) the security is deemed acceptable by the Manager and the Submanager. Securities offered in exchange for shares of the Fund will be valued in accordance with the usual valuation procedure for the Fund. See "Net Asset Value".

     For further information on how to purchase shares of the Fund, an investor should call 1-800-582-6757.

                                   REDEMPTIONS

     A shareholder may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to the Fund. Redemptions will therefore be effected on the same day the redemption order is received by the Fund provided such order is received in good order on a Fund Business Day prior to the time at which the net asset value of the Fund is determined.

     The proceeds of a redemption will be paid by the Fund normally on the next Fund Business Day, but in any event within seven days if all checks in payment for the purchase of shares to be redeemed have been cleared by the Fund (which may take up to 15 days). Redemptions may be paid by the Fund by check or by wire transfer if the appropriate box on the Account Application has been completed. Instructions for wire redemptions are set forth in the Account Application. The Fund's Transfer Agent reserves the right to charge for wires.

     Redemptions by Mail. Redemptions may be made by letter to the Fund specifying the dollar amount or number of shares to be redeemed and the account number. The letter must be signed in exactly the same way the account is registered. To protect you and the Fund against fraud, redemptions exceeding $50,000 (and for all written redemptions, regardless of amount, made within 30 days following any changes in account registration), must be signature guaranteed. You can obtain a signature guarantee from most banks, savings institutions, credit unions, broker-dealers, and other guarantors acceptable to the Fund and its transfer agent. The Fund and its transfer agent cannot accept guarantors from notaries public or organizations that do not provide reimbursement in the case of the fraud. The Fund and its transfer agent may, at its option, request further documentation from corporations, executors, administrators, trustees or guardians. In some cases the Fund may require the furnishing of additional documents. Written requests should be mailed to the Fund at the following address:

          Domini Institutional Social Equity Fund
          P.O. Box 959
          New York, New York 10159-0959

     For overnight deliveries, please use the following address:

          Domini Institutional Social Equity Fund
          11 West 25th Street, 7th Floor
          New York, NY 10010-2001
          (212) 352-9200


     Redemptions by Telephone. An investor may also redeem shares by telephone (by calling 1-800-582-6757) if the appropriate box on the Account Application has been completed. The Trust, Transfer Agent and Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, shareholders will bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Fund liable for any losses due to unauthorized or fraudulent telephone instructions. The following information must be supplied by the shareholder or broker at the time a request for a telephone redemption is made: (1) the shareholder's account number; (2) the shareholder's social security number; and (3) the name and account number of the shareholder's designated securities dealer or bank.

     The Trust, Transfer Agent and Distributor reserve the right to refuse wire or telephone redemptions. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. The Trust reserves the right to restrict or terminate wire redemption privileges. Proceeds of wire redemptions will be transferred within seven days after receipt of the request.

     The value of shares redeemed may be more or less than the shareholder's cost, depending on the Fund's performance during the period the shareholder owned its shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss.

     The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

                                     TAX MATTERS

     The Fund has elected to be treated and intends to qualify each year as a"regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund qualifies as a "regulated investment company" under the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes. The Portfolio also does not expect be required to pay any federal income or excise taxes. Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions they receive from the Fund. Generally, distributions from the Fund's net investment income and short-term capital gains will be taxed as ordinary income. Distributions from long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. Distributions of net capital gains (i.e.., the excess of net long-term capital gains over net short-term capital losses) will cause any short-term capital loss realized on the disposition by a Fund's shareholder of Fund shares held for six or fewer months to be recharacterized, to the extent of those distributions, as long-term capital loss.

     After the end of each calendar year, each shareholder receives information for tax purposes on the dividends and any capital gains distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as long-term capital gains, the portion, if any, representing a return of capital (which generally is free of current taxes but results in a basis reduction), the amount, if any, of federal income tax withheld, and the amount of any dividends eligible for the dividends-received deduction for corporations.

     Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and payments made by the Fund. Generally, shareholders are subject to back-up withholding if they have not provided the Fund with a correct taxpayer identification number and certain other certifications.

     The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund qualifies as a regulated investment company under the Code.

     The foregoing discussion is intended for general information only. A prospective shareholder should consult with its own tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

                   OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                    NET ASSET VALUE

     The Trust determines the net asset value of each of the Fund's shares on each Fund Business Day. This determination is made once during each such day as of the close of regular trading on the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding. A share's net asset value is effective for orders received by the Distributor on a Fund Business Day prior to the time at which such net asset value is determined.

     Since the Trust will invest all of the Fund's investable assets in the Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio. The net asset value of the Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each Fund Business Day, by deducting the amount of the Portfolio's liabilities from the value of its assets. The value of the Fund's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. (See "Description of Shares, Voting Rights and Liabilities" below.)

     Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

                      DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Substantially all of the Fund's net income from dividends and interest is paid to the Fund's shareholders quarterly (in the months of March, June, September and December) as a dividend. For this purpose, the Fund's "net income from dividends and interest" consists of all income from dividends and interest accrued on the assets of the Fund (i.e., the Fund's share of the Portfolio's net income from dividends and interest), less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

     The Fund usually declares and distributes a capital gains distribution to its shareholders on an annual basis in December, if the Fund's share of the Portfolio's profits during the year from the sale of securities held for longer than the applicable long-term capital gains holding period exceeds the Fund's share of the Portfolio's losses during such year from the sale of securities together with the Fund's share of the Portfolio's net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). The Fund's share of the Portfolio's net short-term capital gains realized during each fiscal year will also be distributed at that time.

     The Fund will also make additional distributions to its shareholders to the extent necessary to avoid application of the 4% nondeductible excise tax created by the Tax Reform Act of 1986 on certain undistributed income and net capital gains of mutual funds.

     A shareholder of the Fund may elect to receive dividends and capital gains distributions in either cash or additional shares. Unless otherwise specified in writing by a shareholder, all dividends and capital gains distributions will be reinvested in additional shares.

                                       EXPENSES

     The Fund and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Fund.

     The Fund will also pay sponsorship fees payable to the Sponsor; all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes.

     Under the Sponsorship Agreement DSIL 's fee was reduced to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund through October 22, 1998. Currently, DSIL is continuing with this fee reduction on a voluntary basis. However, this reduction may be reduced or terminated at any time.

     The Portfolio is also responsible for the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors; and the investment management fees payable to the Manager.

     Under the Management Agreement, DSIL's fee was reduced to the extent necessary to keep the aggregate annual operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio through October 22, 1998. Currently, DSIL is continuing with this fee reduction on a voluntary basis. However, this reduction may be reduced or terminated at any time.

                 DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held. The Trust is not required to hold annual meetings of shareholders of the Fund but the Trust will hold special meetings of shareholders of the Fund when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Upon liquidation of the Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting.

     The Trust reserves the right to create and issue any number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series). Currently, the Trust has only one series of shares, all of which are of the same class. The Trust may establish additional classes of any series of shares. For example, the Fund may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another class of shares, the Trust would either issue a new prospectus and statement of additional information or amend this Prospectus and the Statement of Additional Information to reflect such issuance.

     Year 2000. Many software programs were written to use two digits to represent the year (e.g. 98) rather than four digits (e.g. 1998). Systems that rely on these programs assume that the first two digits of the year are "1" and "9". Significant problems could occur if after December 31, 1999, these systems misinterpret the date as 19xx rather than 20xx; hence, the Year 2000 (Y2K) challenge. The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. DSIL, the Fund and its service providers are diligently working to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Fund. The Fund also could be adversely affected if the issuers of securities held by the Fund do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such Fund Business Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

                                  -----------------

     The Statement of Additional Information filed with the Securities and Exchange Commission contains more detailed information about the Trust and the Portfolio, including information related to (i) investment policies and restrictions of the Fund and the Portfolio, (ii) the Trustees, officers, Manager of the Portfolio and Sponsor of the Fund, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund, (vi) determination of the net asset value of shares of the Fund, and (vii) the audited financial statements of the Fund and the Portfolio as of and for the year ended July 31, 1998.

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P.O. BOX 959
NEW YORK, NY 10159-0959
1-800-762-6814
HTTP://WWW.DOMINI.COM

PORTFOLIO INVESTMENT MANAGER  CUSTODIAN:
AND FUND SPONSOR:             Investors Bank &
Domini Social                 Trust Company
  Investments LLC             Boston, MA
11 West 25th Street, 7th      INDEPENDENT AUDITORS:
Floor                         KPMG Peat Marwick LLP
New York, NY 10010            Boston, MA
PORTFOLIO INVESTMENT
SUBMANAGER:                   LEGAL COUNSEL:
Mellon Equity Associates      Bingham Dana LLP
Pittsburgh, PA                Boston, MA

DISTRIBUTOR:                  TRANSFER AGENT:
Signature Broker-Dealer       FSSI
  Services, Inc.              New York, NY
21 Milk Street
Boston, MA 02109
800-762-6814

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                              DOMINI INSTITUTIONAL
                               SOCIAL EQUITY FUND

      PROSPECTUS
      ---------------------------------------
       November 25, 1998

                                     [LOGO]

                             INVESTING FOR GOOD SM

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